                              GARTMORE MUTUAL FUNDS

                    Supplement dated December 15, 2006 to the
           Statement of Additional Information dated February 28, 2006

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement, have the meanings
assigned to them in the Prospectus.

1. Effective  immediately,  the Gartmore Mutual Funds' internet web site address has been changed to the following:

                                www.nwdfunds.com

2. The section  entitled  "Description  of Portfolio  Instruments and Investment
Policies - Debt Obligations" beginning on page 13 of the Statement of Additional
Information shall be amended to include the following:

     TIPS Bonds.  TIPS are fixed-income  securities  issued by the U.S. Treasury whose  principal  value  is  periodically  adjusted  according  to the  rate  of inflation.  The U.S.  Treasury uses a structure that accrues  inflation into the principal  value of the bond.  Inflation-indexed  securities  issued by the U.S.
Treasury have  maturities of five, ten or thirty years,  although it is possible that securities with other  maturities will be issued in the future.  TIPS bonds typically pay interest on a semi-annual  basis,  equal to a fixed  percentage of
the   inflation-adjusted   amount.   For  example,   if  a  Fund   purchased  an
inflation-indexed  bond with a par value of $1,000  and a 3% real rate of return coupon  (payable 1.5%  semi-annually),  and inflation  over the first six months were 1%,  the  mid-year  par  value of the bond  would be  $1,010  and the first semi-annual  interest  payment would be $15.15 ($1,010 times 1.5%). If inflation during  the  second  half of the year  resulted  in the whole  year's  inflation equaling  3%,  the  end-of-year  par value of the bond  would be $1,030  and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic  adjustment rate measuring  inflation  falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest  payable  on these  securities  (calculated  with  respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.  Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

     The value of  inflation-indexed  bonds is expected to change in response to changes in real  interest  rates.  Real  interest  rates in turn are tied to the
relationship   between  nominal  interest  rates  and  the  rate  of  inflation.
Therefore,  if  inflation  were to rise at a faster rate than  nominal  interest rates,  real interest  rates might  decline,  leading to an increase in value of inflation-indexed  bonds. In contrast,  if nominal interest rates increased at a faster  rate than  inflation,  real  interest  rates  might  rise,  leading to a decrease in value of inflation-indexed bonds.

     While  these  securities  are  expected  to  be  protected  from  long-term inflationary trends,  short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency  exchange  rates),  investors in these securities may not be protected to the extent that the increase is not  reflected in the bond's inflation measure.

     The  periodic  adjustment  of U.S.  inflation-indexed  bonds is tied to the
Consumer Price Index for Urban Consumers ("CPI-U"),  which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food,  transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

     Any increase in the principal amount of an  inflation-indexed  bond will be considered  taxable ordinary income,  even though investors do not receive their principal until maturity.

3.  Effective  February  28,  2007,  the  Gartmore  Optimal   Allocations  Fund:
Moderately  Aggressive shall be renamed the "Gartmore Optimal  Allocations Fund:
Moderate Growth."

4.  Effective  February  28,  2007,  the  Gartmore  Optimal   Allocations  Fund:
Aggressive shall be renamed the "Gartmore Optimal Allocations Fund: Growth."

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the
Funds'  advisers,  distributor,  and  other  service  providers,  are no  longer affiliated with Gartmore Investment  Management Limited (Gartmore U.K.) or other
Gartmore  international   businesses.   Certain  Gartmore  U.S.  companies,  and
marketing  materials  related to them,  will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.